SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report - August 25, 2003
                        --------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
     ----------------------------------------------------------------------
     (as depositor under a certain Pooling and Servicing Agreement dated as of March 31, 2003, providing for the issuance of Mortgage
                   Pass-Through Certificates, Series 2003-2)
             (Exact Name of Registrant as specified in its charter)



       Delaware                  333-81506-06                   52-2029487
------------------------     ---------------------       -----------------------
(State of Incorporation)     (Commission File No.)       (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 5.  Other Events.
---------------------

     Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AF-5, AV-1, M-1, M-2, M-3 and B Certificateholders with respect to the August 25, 2003 Distribution Date.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EQUITY ONE ABS, INC.



                                        By:/s/ James H. Jenkins
                                           -------------------------------------
                                           James H. Jenkins,
                                           Senior Vice President and CFO


Dated:  August 27, 2003

                                                                         ANNEX A

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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-2
                        Statement to Certificateholders
                                 August 25, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                DISTRIBUTION IN DOLLARS
--------------------------------------------------------------------------------------------------------------------
            ORIGINAL      BEGINNING                                                                      ENDING
             FACE         PRINCIPAL                                                 REALIZED DEFERRED  PRINCIPAL
CLASS        VALUE         BALANCE        PRINCIPAL     INTEREST           TOTAL     LOSSES  INTEREST   BALANCE
--------------------------------------------------------------------------------------------------------------------

AF1     108,000,000.00  96,468,468.85   5,049,550.44    98,853.38       5,148,403.82    0.00    0.00    91,418,918.41
AF2      25,000,000.00  25,000,000.00           0.00    50,166.67          50,166.67    0.00    0.00    25,000,000.00
AF3      49,000,000.00  49,000,000.00           0.00   121,520.00         121,520.00    0.00    0.00    49,000,000.00
AF4      23,000,000.00  23,000,000.00           0.00    78,602.50          78,602.50    0.00    0.00    23,000,000.00
AF5      17,847,000.00  17,847,000.00           0.00    74,734.31          74,734.31    0.00    0.00    17,847,000.00
AV1     198,338,000.00 190,436,783.61   4,560,335.66   229,582.12       4,789,917.78    0.00    0.00   185,876,447.95
M1       32,592,000.00  32,592,000.00           0.00   137,158.00         137,158.00    0.00    0.00    32,592,000.00
M2       26,324,000.00  26,324,000.00           0.00   124,117.66         124,117.66    0.00    0.00    26,324,000.00
M3       11,282,000.00  11,282,000.00           0.00    62,060.40          62,060.40    0.00    0.00    11,282,000.00
B        10,027,000.00  10,027,000.00           0.00    33,242.29          33,242.29    0.00    0.00    10,027,000.00
R                 0.00           0.00           0.00         0.00               0.00    0.00    0.00             0.00
--------------------------------------------------------------------------------------------------------------------
TOTALS  501,410,000.00 481,977,252.46   9,609,886.10 1,010,037.33      10,619,923.43    0.00    0.00   472,367,366.36
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
X       501,535,759.31 488,332,432.38           0.00         6.00               6.00    0.00    0.00   480,750,171.92
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------  ----------------------
                                FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                   PASS-THROUGH RATES
--------------------------------------------------------------------------------------------  ----------------------
                                                                                                        CURRENT
                       BEGINNING                                                  ENDING                  RATE
CLASS   CUSIP          PRINCIPAL       PRINCIPAL     INTEREST      TOTAL         PRINCIPAL     CLASS   PASS-THRU
--------------------------------------------------------------------------------------------  ----------------------

AF1     294751CB6      893.22656343   46.75509667   0.91530907   47.67040574    846.47146676    AF1     1.190000 %
AF2     294751CC4    1,000.00000000    0.00000000   2.00666680    2.00666680  1,000.00000000    AF2     2.408000 %
AF3     294751CD2    1,000.00000000    0.00000000   2.48000000    2.48000000  1,000.00000000    AF3     2.976000 %
AF4     294751CE0    1,000.00000000    0.00000000   3.41750000    3.41750000  1,000.00000000    AF4     4.101000 %
AF5     294751CF7    1,000.00000000    0.00000000   4.18749986    4.18749986  1,000.00000000    AF5     5.025000 %
AV1     294751CG5      960.16287151   22.99274804   1.15752967   24.15027771    937.17012348    AV1     1.400000 %
M1      294751CH3    1,000.00000000    0.00000000   4.20833333    4.20833333  1,000.00000000    M1      5.050000 %
M2      294751CJ9    1,000.00000000    0.00000000   4.71500000    4.71500000  1,000.00000000    M2      5.658000 %
M3      294751CK6    1,000.00000000    0.00000000   5.50083319    5.50083319  1,000.00000000    M3      6.601000 %
B       294751CL4    1,000.00000000    0.00000000   3.31527775    3.31527775  1,000.00000000    B       3.850000 %
--------------------------------------------------------------------------------------------  ----------------------
TOTALS                 961.24379741   19.16572486   2.01439407   21.18011892    942.07807256
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------  ----------------------
X             N/A      973.67420631    0.00000000   0.00001196    0.00001196    958.55612087    X       0.000000 %
--------------------------------------------------------------------------------------------  ----------------------

--------------------------------------------------------------------------------
          IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                   RYAN VAUGHN
              JPMorgan Chase Bank - Structured Finance Services ny
                             4 NEW YORK PLAZA FLR 6,
                            New York, New York 10004
                   Tel: (212) 623-4483 / Fax: (212) 623-5930
                             Email: /JPMCHASE@CHASE
--------------------------------------------------------------------------------

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-2
                                 August 25, 2003
--------------------------------------------------------------------------------

Sec. 4.03(a)(i)         Funds Allocable to Certificate Principal

                                Group I Scheduled Principal           278,061.11
                                Group I Curtailments                   41,478.35
                                Group I Prepayments                 3,664,587.54
                                Group I Liquidation Proceeds                0.00

                                Group II Scheduled Principal          140,624.55
                                Group II Curtailments                  11,167.84
                                Group II Prepayments                3,446,341.07
                                Group II Liquidation Proceeds               0.00

                                Extra Principal Distribution Amount 2,027,625.64

Sec. 4.03 (a)(ii)       Interest Distribution Amounts

                                Interest Distribution - AF-1           98,853.38
                                Unpaid Interest - AF-1                      0.00
                                Remaining Unpaid Interest - AF-1            0.00

                                Interest Distribution - AF-2           50,166.67
                                Unpaid Interest - AF-2                      0.00
                                Remaining Unpaid Interest - AF-2            0.00

                                Interest Distribution - AF-3          121,520.00
                                Unpaid Interest - AF-3                      0.00
                                Remaining Unpaid Interest - AF-3            0.00

                                Interest Distribution - AF-4           78,602.50
                                Unpaid Interest - AF-4                      0.00
                                Remaining Unpaid Interest - AF-4            0.00

                                Interest Distribution - AF-5           74,734.31
                                Unpaid Interest - AF-5                      0.00
                                Remaining Unpaid Interest - AF-5            0.00

                                Interest Distribution - AV-1          229,582.12
                                Unpaid Interest - AV-1                      0.00
                                Remaining Unpaid Interest - AV-1            0.00

                                Interest Distribution - M-1           137,158.00
                                Unpaid Interest - M-1                       0.00
                                Remaining Unpaid Interest - M-1             0.00

                                Interest Distribution - M-2           124,117.66
                                Unpaid Interest - M-2                       0.00
                                Remaining Unpaid Interest - M-2             0.00

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-2
                                 August 25, 2003
--------------------------------------------------------------------------------

                                Interest Distribution - M-3            62,060.40
                                Unpaid Interest - M-3                       0.00
                                Remaining Unpaid Interest - M-3             0.00

                                Interest Distribution - B              33,242.29
                                Unpaid Interest - B                         0.00
                                Remaining Unpaid Interest - B               0.00

Sec. 4.03(a)(iii)       Available Funds Shortfall

                                Class AF-1 Available Funds Shortfall        0.00
                                Class AF-2 Available Funds Shortfall        0.00
                                Class AF-3 Available Funds Shortfall        0.00
                                Class AF-4 Available Funds Shortfall        0.00
                                Class AF-5 Available Funds Shortfall        0.00
                                Class AV-1 Available Funds Shortfall        0.00
                                Class M-1 Available Funds Shortfall         0.00
                                Class M-2 Available Funds Shortfall         0.00
                                Class M-3 Available Funds Shortfall         0.00
                                Class B Available Funds Shortfall           0.00

Sec. 4.03(a)(v)         Pool Principal Balances

                                Group I Beginning Pool Balance    295,470,064.23
                                Group I Ending Pool Balance       291,485,937.23
                                Group II Beginning Pool Balance   192,862,368.15
                                Group II Ending Pool Balance      189,264,234.69
                                Total Beginning Pool Balance      488,332,432.38
                                Total Ending Pool Balance         480,750,171.92

Sec. 4.03(a)(vi)        Servicing Fee

                                Group I Servicing Fee                 123,112.53
                                Group II Servicing Fee                 80,359.32

Sec. 4.03(a)(viii)      Delinquency Advances

                                Group I Delinquency Advances Included
                                  in Current Distribution                   0.00
                                Group I Recouped Advances Included in
                                  Current Distribution                 18,782.55
                                Group I Aggregate Amount of Advances
                                  Outstanding                         290,936.95
                                Group II Delinquency Advances Included
                                  in Current Distribution              48,822.34
                                Group II Recouped Advances Included in
                                  Current Distribution                      0.00
                                Group II Aggregate Amount of Advances
                                  Outstanding                         275,352.92

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-2
                                 August 25, 2003
--------------------------------------------------------------------------------

Section 4.03(a)(ix) A   Group I and Group II Loans Delinquent

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                         Period        Number   Principal Balance     Percentage
                         0-30 days      263       26,309,875.69         9.03 %
                        31-60 days       26        2,021,829.32         0.69 %
                        61-90 days       11        1,196,502.60         0.41 %
                         91+days          3          261,530.04         0.09 %
                          Total         303       29,789,737.65        10.22 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                         Period        Number   Principal Balance     Percentage
                         0-30 days       160     20,091,733.87          10.62 %
                        31-60 days        27      2,567,830.93           1.36 %
                        61-90 days         7        681,089.03           0.36 %
                         91+days           2        361,181.69           0.19 %
                         Total           196     23,701,835.52          12.53 %
                        --------------------------------------------------------

Sec. 4.03 (a)(ix) B     Group I and Group II Loans in Foreclosure


                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          3               185,824.54                  0.06 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          5               426,351.66                 0.23 %
                        --------------------------------------------------------

Sec. 4.03(a)(x),(xi)    Group I and Group II Loans in REO

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

                                Market Value of Group I REO Loans           0.00
                                Market Value of Group II REO Loans          0.00

Sec. 4.03(a)(xii)       Aggregate Stated Principal Balance of
                          the Three Largest Loans

                                Group I Three Largest Loans         1,438,971.39
                                Group II Three Largest Loans        1,216,303.27

Sec. 4.03(a)(xiii)      Net WAC Cap Carryover

                                Class AF-1 Net WAC Cap Carryover Amounts
                                  Due                                       0.00
                                Class AF-1 Net WAC Cap Carryover Amounts
                                  Paid                                      0.00

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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--------------------------------------------------------------------------------
     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-2
                                 August 25, 2003
--------------------------------------------------------------------------------

                                Class AF-1 Net WAC Cap Carryover
                                  Remaining Amounts Due                     0.00
                                Class AV-1 Net WAC Cap Carryover
                                  Amounts Due                               0.00
                                Class AV-1 Net WAC Cap Carryover
                                  Amounts Paid                              0.00
                                Class AV-1 Net WAC Cap Carryover
                                  Remaining Amounts Due                     0.00
                                Class B Net WAC Cap Carryover Amounts Due 0.00 Class B Net WAC Cap Carryover Amounts Paid 0.00 Class B Net WAC Cap Carryover Remaining
                                  Amounts Due                               0.00

Sec. 4.03(a)(xiv)       Aggregate Principal Balance of Balloon Loans
                          with Original Terms <= 36 Months and 60+
                          Contractually Past Due

                                Group I Aggregate Principal Balance of
                                  Balloon Loans                             0.00
                                Group II Aggregate Principal Balance
                                  of Balloon Loans                          0.00

Sec. 4.03 (a)(xv),      Realized Losses
(xxii)
                                Group I Current Period Realized Losses      0.00
                                Group I Cumulative Realized Losses          0.00
                                Group II Current Period Realized Losses     0.00
                                Group II Cumulative Realized Losses         0.00

Sec. 4.03 (a)(xvi)      Reserve Fund

                                Beginning Balance of Reserve Fund           0.00
                                Funds Withdrawn From Reserve Fund
                                  For Distribution                          0.00
                                Funds Deposited to Reserve Fund             0.00
                                Ending Balance of Reserve Fund              0.00

Sec. 4.03 (a)(xvii)     Number of Loans Repurchased

                                Group I Number of Loans Repurchased         0.00
                                Group II Number of Loans Repurchased        0.00

Sec. 4.03 (a)(xviii)    Weighted Average Mortgage Rate of Outstanding
                          Loans (as of first day of related Due Period)

                                Group I Weighted Average Mortgage Rate      8.05
                                Group II Weighted Average Mortgage Rate     7.89

Sec. 4.03 (a)(xix)      Weighted Average Remaining Term of Outstanding Loans

                                Group I Weighted Average Remaining Term   288.00
                                Group II Weighted Average Remaining Term  355.00

Sec. 4.03 (a)(xx),      Overcollateralization Amounts
(xxi),(xxiii)
                                Overcollateralization Amount        8,382,805.56
                                Overcollateralization Target
                                  Amount                           20,061,430.37
                                Overcollateralization Release Amount        0.00
                                Overcollateralization Deficiency
                                  Amount                           11,678,624.81

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-2
                                  July 25, 2003
--------------------------------------------------------------------------------

Sec. 4.03 (a)(xxiv)     Trigger Events

                                Has a Trigger Event Occurred and is
                                 continuing?                                  NO
                        Cumulative Realized Losses as a percentage of
                         the Original Pool Balance                        0.00 %

                        Senior Enhancement Percentage                    18.01 %
                        Senior Specified Enhancement Percentage          40.00 %

Sec. 4.03 (a)(xxv)      60+ Day Delinquent Loans

                                60+ Day Delinquent Loans as a percentage
                                  of the current Pool Balance             0.65 %

Sec. 4.03 (a)(xxvi)     Amount of Funds Collected by Trustee under
                          Yield Maintenance Agreement                       0.00


JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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